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Exhibit 99.2

Supplemental Financial Information
For the three and twelve months ended December 31, 2012

 The Macerich Company

Supplemental Financial and Operating Information

Table of Contents

        All information included in this supplemental financial package is unaudited, unless otherwise indicated.

Page No.

Corporate Overview	1-3
Overview	1
Capital information and market capitalization	2
Changes in total common and equivalent shares/units	3
Financial Data	4-10
Unaudited Pro Rata Statements of Operations	4-6
Notes to Unaudited Pro Rata Statements of Operations	7
Unaudited Pro Rata Balance Sheet	8
Supplemental FFO information	9
Capital expenditures	10
Operational Data	11-24
Sales per square foot	11
Sales per square foot by Property Ranking	12-13
Occupancy	14
Average base rent per square foot	15
Cost of occupancy	16
Percentage of Net Operating Income by State	17
Property listing	18-22
Joint venture list	23-24
Debt Tables	25-27
Debt summary	25
Outstanding debt by maturity date	26-27
Corporate Information	28

        This Supplemental Financial Information should be read in connection with the Company's fourth quarter 2012 earnings announcement (included as Exhibit 99.1 of the Company's Current Report on 8-K, event date February 6, 2013) as certain disclosures, definitions and reconciliations in such announcement have not been included in this Supplemental Financial Information.

 The Macerich Company

Supplemental Financial and Operating Information

Overview

        The Macerich Company (the "Company") is involved in the acquisition, ownership, development, redevelopment, management and leasing of regional and community shopping centers located throughout the United States. The Company is the sole general partner of, and owns a majority of the ownership interests in, The Macerich Partnership, L.P., a Delaware limited partnership (the "Operating Partnership").

        As of December 31, 2012, the Operating Partnership owned or had an ownership interest in 61 regional shopping centers and nine community/power shopping centers aggregating approximately 64 million square feet of gross leasable area ("GLA"). These 70 centers are referred to hereinafter as the "Centers", unless the context requires otherwise.

        On January 24, 2013, the Company completed its acquisition of Green Acres Mall, a 1.8 million square foot super regional mall. Including Green Acres Mall, the Company currently owns or has an ownership interest in 62 regional shopping centers and nine community/power centers aggregating approximately 65 million square feet of GLA.

        On December 31, 2011, the Company and its joint venture partner reached an agreement for the distribution and conveyance of interests in SDG Macerich Properties, L.P., a Delaware limited partnership that owned 11 regional malls in a 50/50 partnership. Six of the eleven assets were distributed to the Company on December 31, 2011. The Company received 100% ownership of Eastland Mall in Evansville, Indiana, Lake Square Mall in Leesburg, Florida, NorthPark Mall in Davenport, Iowa, SouthPark Mall in Moline, Illinois, Southridge Mall in Des Moines, Iowa, and Valley Mall in Harrisonburg, Virginia (collectively referred to herein as the "SDG Acquisition Properties").

        On July 15, 2010, a court-appointed receiver assumed operational control of Valley View Center and responsibility for managing all aspects of the property. Valley View Center was sold by the receiver on April 23, 2012, and the related non-recourse mortgage loan obligation was fully extinguished on that date. Valley View Center has been excluded from certain Non-GAAP operating measures in 2010, 2011 and 2012 as indicated in this document.

        The Company is a self-administered and self-managed real estate investment trust ("REIT") and conducts all of its operations through the Operating Partnership and the Company's management companies (collectively, the "Management Companies").

        All references to the Company in this Exhibit include the Company, those entities owned or controlled by the Company and predecessors of the Company, unless the context indicates otherwise.

        This document contains information constituting forward-looking statements and includes expectations regarding the Company's future operational results. Stockholders are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to vary materially from those anticipated, expected or projected. Such factors include, among others, general industry, economic and business conditions, which will, among other things, affect demand for retail space or retail goods, availability and creditworthiness of current and prospective tenants, anchor or tenant bankruptcies, closures, mergers or consolidations, lease rates, terms and payments, operating expenses, competition; and governmental actions and initiatives (including legislative and regulatory changes) as well as terrorist activities which could adversely affect all of the above factors. The reader is directed to the Company's various filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended December 31, 2011, for a discussion of such risks and uncertainties, which discussion is incorporated herein by reference. The Company does not intend, and undertakes no obligation, to update any forward-looking information to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events unless required by law to do so.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Information and Market Capitalization

	Period Ended
	12/31/2012	12/31/2011	12/31/2010
	dollars in thousands, except per share data
Closing common stock price per share	$58.30	$50.60	$47.37
52 week high	$62.83	$56.50	$49.86
52 week low	$49.67	$38.64	$29.30
Shares outstanding at end of period
Class A non-participating convertible preferred units	184,304	208,640	208,640
Common shares and partnership units	147,601,848	143,178,521	142,048,985

Total common and equivalent shares/units outstanding	147,786,152	143,387,161	142,257,625

Portfolio capitalization data
Total portfolio debt, including joint ventures at pro rata	$6,620,507	$5,903,805	$5,854,780
Equity market capitalization	8,615,933	7,255,390	6,738,744

Total market capitalization	$15,236,440	$13,159,195	$12,593,524

Leverage ratio(a)	43.5%	44.9%	46.5%

(a)
Debt as a percentage of market capitalization.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Changes in Total Common and Equivalent Shares/Units

	Partnership Units	Company Common Shares	Class A Non-Participating Convertible Preferred Units	Total Common and Equivalent Shares/ Units
Balance as of December 31, 2011	11,025,077	132,153,444	208,640	143,387,161

Conversion of partnership units to cash	(195)	—	—	(195)
Conversion of partnership units to common shares	(23,351)	23,351	—	0
Issuance of stock/partnership units from restricted stock issuance or other share- or unit-based plans	285,000	549,562	—	834,562

Balance as of March 31, 2012	11,286,531	132,726,357	208,640	144,221,528

Conversion of partnership units to cash	(82)	—	—	(82)
Conversion of partnership units to common shares	(516,025)	540,791	(24,336)	430
Issuance of stock/partnership units from restricted stock issuance or other share- or unit-based plans	—	16,596	—	16,596

Balance as of June 30, 2012	10,770,424	133,283,744	184,304	144,238,472

Conversion of partnership units to cash	(959)	—	—	(959)
Conversion of partnership units to common shares	(16,398)	16,398	—	0
Common stock issued through ATM(a)	—	2,961,903	—	2,961,903
Issuance of stock/partnership units from restricted stock issuance or other share- or unit-based plans	20,000	13,047	—	33,047

Balance as of September 30, 2012	10,773,067	136,275,092	184,304	147,232,463

Conversion of partnership units to cash	(260)	—	—	(260)
Conversion of partnership units to common shares	(677,969)	677,969	—	—
Issuance of shares upon acquisition of property(b)	—	535,265	—	535,265
Issuance of stock/partnership units from restricted stock issuance or other share- or unit-based plans		18,684	—	18,684

Balance as of December 31, 2012	10,094,838	137,507,010	184,304	147,786,152

(a)
During the third quarter of 2012, the Company issued 2,961,903 shares of common stock under its at-the-market ("ATM") program, in exchange for net proceeds of approximately $176.1 million.

(b)
As part of the consideration for the acquisition of Kings Plaza Shopping Center, the Company issued 535,265 restricted shares of common stock on November 28, 2012.

        On the following pages, the Company presents its unaudited pro rata statements of operations and unaudited pro rata balance sheet reflecting the Company's proportionate ownership of each asset in its portfolio. The Company also reconciles net income attributable to the Company to funds from operations ("FFO") and FFO-diluted for the three and twelve months ended December 31, 2012 and FFO and FFO-diluted to adjusted FFO ("AFFO") and AFFO-diluted for the same periods.

 The Macerich Company

Unaudited Pro Rata Statement of Operations

(Dollars in thousands)

	For the Three Months Ended December 31, 2012
	Consolidated	Non- Controlling Interests(1)	Company's Consolidated Share	Company's Share of Joint Ventures(2)	Company's Total Share
Revenues:
Minimum rents	$140,157	$(8,413)	$131,744	$57,866	$189,610
Percentage rents	12,451	(441)	12,010	4,561	16,571
Tenant recoveries	75,522	(4,638)	70,884	27,160	98,044
Management Companies' revenues	10,505	—	10,505	—	10,505
Other income	12,530	(610)	11,920	6,651	18,571

Total revenues	251,165	(14,102)	237,063	96,238	333,301

Expenses:
Shopping center and operating expenses	82,266	(4,733)	77,533	31,898	109,431
Management Companies' operating expenses	18,657	—	18,657	—	18,657
REIT general and administrative expenses	5,187	—	5,187	—	5,187
Depreciation and amortization	85,004	(4,609)	80,395	22,991	103,386
Interest expense	48,335	(2,799)	45,536	21,419	66,955

Total expenses	239,449	(12,141)	227,308	76,308	303,616
Equity in income of unconsolidated joint ventures	10,657	—	10,657	(10,657)	—
Co-venture expense	(2,061)	2,061	—	—	—
Income tax benefit	1,999	—	1,999	—	1,999
Gain (loss) on remeasurement, sale or write down of assets, net	164,065	1,636	165,701	(9,273)	156,428

Income from continuing operations	186,376	1,736	188,112	—	188,112

Discontinued operations:
Loss on sale or write down of assets	(72)	—	(72)	—	(72)
Loss from discontinued operations	(9)	—	(9)	—	(9)

Total loss from discontinued operations	(81)	—	(81)	—	(81)

Net income	186,295	1,736	188,031	—	188,031
Less net income attributable to noncontrolling interests	12,048	1,736	13,784	—	13,784

Net income attributable to the Company	$174,247	$—	$174,247	$—	$174,247

Reconciliation of net income attributable to the Company to FFO and AFFO(3):
Net income attributable to the Company			$174,247	$—	$174,247
Equity in income of unconsolidated joint ventures			(10,657)	10,657	—
Adjustments to reconcile net income attributable to the Company to FFO—basic and diluted:
Noncontrolling interests in the Operating Partnership			13,784	—	13,784
(Gain) loss on remeasurement, sale or write down of assets			(165,661)	9,273	(156,388)
(Loss) gain on sale of undepreciated assets			(390)	1,163	773
Depreciation and amortization of all property			80,395	22,991	103,386
Depreciation on personal property			(2,965)	(260)	(3,225)

Total FFO—Basic and diluted			$88,753	$43,824	$132,577
Shoppingtown Mall			25	—	25
Valley View Center			11	—	11

Total AFFO—Diluted			$88,789	$43,824	$132,613

 The Macerich Company

Unaudited Pro Rata Statement of Operations

(Dollars in thousands)

	For the Twelve Months Ended December 31, 2012
	Consolidated	Non- Controlling Interests(1)	Company's Consolidated Share	Company's Share of Joint Ventures(2)	Company's Total Share
Revenues:
Minimum rents	$496,708	$(32,701)	$464,007	$256,491	$720,498
Percentage rents	24,389	(931)	23,458	11,389	34,847
Tenant recoveries	273,445	(18,864)	254,581	125,550	380,131
Management Companies' revenues	41,235	—	41,235	—	41,235
Other income	45,546	(1,810)	43,736	23,167	66,903

Total revenues	881,323	(54,306)	827,017	416,597	1,243,614

Expenses:
Shopping center and operating expenses	280,531	(18,059)	262,472	145,129	407,601
Management Companies' operating expenses	85,610	—	85,610	—	85,610
REIT general and administrative expenses	20,412	—	20,412	—	20,412
Depreciation and amortization	302,553	(18,561)	283,992	96,228	380,220
Interest expense	176,778	(11,458)	165,320	97,978	263,298

Total expenses	865,884	(48,078)	817,806	339,335	1,157,141
Equity in income of unconsolidated joint ventures	79,281	—	79,281	(79,281)	—
Co-venture expense	(6,523)	6,523	—	—	—
Income tax benefit	4,159	—	4,159	—	4,159
Gain on remeasurement, sale or write down of assets, net	204,668	(1,899)	202,769	2,019	204,788

Income from continuing operations	297,024	(1,604)	295,420	—	295,420

Discontinued operations:
Gain on sale or write down of assets	74,833	—	74,833	—	74,833
Loss from discontinued operations	(5,468)	—	(5,468)	—	(5,468)

Income from discontinued operations	69,365	—	69,365	—	69,365

Net income	366,389	(1,604)	364,785	—	364,785
Less net income attributable to noncontrolling interests	28,963	(1,604)	27,359	—	27,359

Net income attributable to the Company	$337,426	$—	$337,426	$—	$337,426

Reconciliation of net income attributable to the Company to FFO and AFFO(3):
Net income attributable to the Company			$337,426	$—	$337,426
Equity in income of unconsolidated joint ventures			(79,281)	79,281	—
Adjustments to reconcile net income attributable to the Company to FFO—basic and diluted:
Noncontrolling interests in the Operating Partnership			27,359	—	27,359
Gain on remeasurement, sale or write down of assets			(157,676)	(2,019)	(159,695)
(Loss) gain on sale of undepreciated assets			(390)	1,163	773
Depreciation and amortization of all property			288,632	96,228	384,860
Depreciation on personal property			(11,777)	(1,084)	(12,861)

Total FFO—Basic and diluted			$404,293	$173,569	$577,862
Shoppingtown Mall			422	—	422
Valley View Center			(101,105)	—	(101,105)
Prescott Gateway			(16,296)	—	(16,296)

Total AFFO—Diluted			$287,314	$173,569	$460,883

 Notes to Unaudited Pro Rata Statements of Operations:

(1)
This represents the non-owned portion of consolidated joint ventures.

(2)
This represents the Company's pro rata share of unconsolidated joint ventures.

(3)
The Company uses FFO in addition to net income to report its operating and financial results and considers FFO and FFO-diluted as supplemental measures for the real estate industry and a supplement to Generally Accepted Accounting Principles ("GAAP") measures. The National Association of Real Estate Investment Trusts defines FFO as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from extraordinary items and sales of depreciated operating properties, plus real estate related depreciation and amortization, impairment write-downs of real estate and write-downs of investments in an affiliate where the write-downs have been driven by a decrease in the value of real estate held by the affiliate and after adjustments for unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect FFO on the same basis.

  AFFO excludes the FFO impact of Shoppingtown Mall and Valley View Center for the three and twelve months ended December 31, 2012. In December 2011, the Company conveyed Shoppingtown Mall to the lender by a deed-in-lieu of foreclosure. In July 2010, a court-appointed receiver assumed operational control of Valley View Center and responsibility for managing all aspects of the property. Valley View Center was sold by the receiver on April 23, 2012, and the related non-recourse mortgage loan obligation was fully extinguished on that date. On May 31, 2012, the Company conveyed Prescott Gateway to the lender by a deed-in-lieu of foreclosure and the debt was forgiven resulting in a gain on extinguishment of debt of $16.3 million. AFFO also excludes the gain on extinguishment of debt on Prescott Gateway for the twelve months ended December 31, 2012.

  FFO and FFO on a diluted basis are useful to investors in comparing operating and financial results between periods. This is especially true since FFO excludes real estate depreciation and amortization, as the Company believes real estate values fluctuate based on market conditions rather than depreciating in value ratably on a straight-line basis over time. The Company believes that AFFO and AFFO on a diluted basis provide useful supplemental information regarding the Company's performance as they show a more meaningful and consistent comparison of the Company's operating performance and allow investors to more easily compare the Company's results without taking into account non-cash credits and charges on properties controlled by either a receiver or loan servicer. FFO and AFFO on a diluted basis are measures investors find most useful in measuring the dilutive impact of outstanding convertible securities. FFO and AFFO do not represent cash flow from operations as defined by GAAP, should not be considered as an alternative to net income (loss) as defined by GAAP, and are not indicative of cash available to fund all cash flow needs. The Company also cautions that FFO and AFFO as presented, may not be comparable to similarly titled measures reported by other real estate investment trusts.

 The Macerich Company

Unaudited Pro Rata Balance Sheet

(Dollars in thousands)

	As of December 31, 2012
	Consolidated	Non- Controlling Interests(1)	Company's Consolidated Share	Company's Share of Joint Ventures(2)	Company's Total Share
ASSETS:
Property, net(3)	$7,479,546	$(459,576)	$7,019,970	$2,321,715	$9,341,685
Cash and cash equivalents	65,793	(10,182)	55,611	84,840	140,451
Restricted cash	78,658	(3,412)	75,246	10,741	85,987
Marketable securities	23,667	—	23,667	—	23,667
Tenant and other receivables, net	116,244	(20,936)	95,308	39,290	134,598
Deferred charges and other assets, net	565,130	(10,339)	554,791	73,705	628,496
Loans to unconsolidated joint ventures	3,345	—	3,345	—	3,345
Due from affiliates	4,568	348	4,916	(2,471)	2,445
Investments in unconsolidated joint ventures	974,258	—	974,258	(974,258)	—

Total assets	$9,311,209	$(504,097)	$8,807,112	$1,553,562	$10,360,674

LIABILITIES AND EQUITY:
Mortgage notes payable:	$4,437,343	$(276,447)	$4,160,896	$1,635,584	$5,796,480
Bank and other notes payable	824,027	—	824,027	—	824,027
Accounts payable and accrued expenses	70,251	(3,222)	67,029	19,252	86,281
Other accrued liabilities	318,174	(19,449)	298,725	51,674	350,399
Distributions in excess of investments in unconsolidated joint ventures	152,948	—	152,948	(152,948)	—
Co-venture obligation	92,215	(92,215)	—	—	—

Total liabilities	5,894,958	(391,333)	5,503,625	1,553,562	7,057,187

Commitments and contingencies
Equity:
Stockholders' equity:
Common stock	1,375	—	1,375	—	1,375
Additional paid-in capital	3,715,895	—	3,715,895	—	3,715,895
Accumulated deficit	(639,741)	—	(639,741)	—	(639,741)

Total stockholders' equity	3,077,529	—	3,077,529	—	3,077,529
Noncontrolling interests	338,722	(112,764)	225,958	—	225,958

Total equity	3,416,251	(112,764)	3,303,487	—	3,303,487

Total liabilities and equity	$9,311,209	$(504,097)	$8,807,112	$1,553,562	$10,360,674

(1)
This represents the non-owned portion of the consolidated joint ventures.

(2)
This represents the Company's pro rata share of the unconsolidated joint ventures.

(3)
Includes construction in progress of $280,816 from the Company's consolidated share and $91,916 from its pro rata share of the unconsolidated joint ventures.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Supplemental FFO Information(a)

	As of December 31,
	2012	2011
	dollars in millions
Straight line rent receivable	$67.1	$73.5

	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2012	2011	2012	2011
	dollars in millions
Lease termination fees	$2.3	$ 4.0	$ 7.9	$13.4
Straight line rental income	$1.9	$ 1.8	$ 7.2	$ 6.3
Gain on sales of undepreciated assets	$0.8	$ 0.0	$ 0.8	$ 2.3
Amortization of acquired above- and below-market leases	$1.6	$ 3.7	$ 8.4	$12.4
Amortization of debt (discounts)/premiums	$2.4	$ (1.6)	$ 2.1	$ (7.8)
Interest capitalized	$3.7	$ 3.6	$14.9	$16.8

(a)
All joint venture amounts included at pro rata.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Expenditures

	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10
	dollars in millions
Consolidated Centers
Acquisitions of property and equipment	$1,313.1	$314.6	$12.9
Development, redevelopment, expansions and renovations of Centers	158.5	88.8	214.8
Tenant allowances	18.1	19.4	22.0
Deferred leasing charges	23.5	29.3	24.5

Total	$1,513.2	$452.1	$274.2

Unconsolidated Joint Venture Centers(a)
Acquisitions of property and equipment	$5.1	$143.4	$6.1
Development, redevelopment, expansions and renovations of Centers	79.6	37.7	42.3
Tenant allowances	6.4	8.4	8.1
Deferred leasing charges	4.2	4.9	4.7

Total	$95.3	$194.4	$61.2

(a)
All joint venture amounts at pro rata.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Sales Per Square Foot(a)

	Consolidated Centers(b)	Unconsolidated Joint Venture Centers(b)	Total Centers
12/31/2012	$463	$629	$517
12/31/2011	$417	$597	$489
12/31/2010(c)	$392	$468	$433

(a)
Sales are based on reports by retailers leasing mall and freestanding stores for the trailing 12 months for tenants which have occupied such stores for a minimum of 12 months. Sales per square foot are based on tenants 10,000 square feet and under for regional shopping centers. Sales per square foot exclude Centers under development and redevelopment.

(b)
The SDG Acquisition Properties are included in Consolidated Centers at December 31, 2012 and December 31, 2011. These Centers are included in Unconsolidated Joint Venture Centers at December 31, 2010.

(c)
The sales per square foot for the twelve months ended December 31, 2010 exclude Santa Monica Place which opened in August 2010.

 The Macerich Company

Sales per square foot by Property Ranking (Unaudited)

Count	Properties	Occupancy % 12/31/2012	12/31/2012 Sales PSF (a)	12/31/2011 Sales PSF (a)	12/31/2010 Sales PSF (a)	12/31/2009 Sales PSF (a)	% of Portfolio Forecast 2013 Pro Rata NOI (b)	In-Place Debt @ Pro Rata ($ in thousands) 12/31/2012

	Group 1: Top 10
1	Queens Center	97.3%	$1,004	$942	$902	$858		306,000
2	Washington Square	93.3%	$909	$721	$689	$592		120,794
3	Biltmore Fashion Park	87.6%	$903	$846	$778	$728		29,259
4	Corte Madera, Village at	98.3%	$882	$904	$777	$631		38,776
5	Tysons Corner Center	97.5%	$820	$748	$689	$645		151,453
6	North Bridge, The Shops at	90.1%	$805	$812	$796	$740		98,860
7	Santa Monica Place	94.3%	$723	$678	n/a	n/a		240,000
8	Los Cerritos Center	97.2%	$682	$657	$451	$448		99,774
9	Kings Plaza(c)	96.4%	$680	n/a	n/a	n/a		354,000
10	Tucson La Encantada	90.3%	$673	$660	$619	$535		74,185

	Total Top 10:	95.1%	$813	$763	$696	$637	23.7%	1,513,101

	Group 2: Top 11-20
11	Broadway Plaza	97.6%	$657	$627	$629	$606		70,661
12	Kierland Commons(d)	95.1%	$641	$653	$625	$599		35,072
13	Arrowhead Towne Center	98.1%	$635	$613	$578	$531		243,176
14	Fresno Fashion Fair	97.0%	$630	$612	$556	$527		161,203
15	Freehold Raceway Mall	95.1%	$623	$584	$517	$450		116,683
16	Danbury Fair Mall	96.9%	$623	$589	$573	$519		239,646
17	Scottsdale Fashion Square	95.1%	$603	$590	$556	$552		275,000
18	Twenty Ninth Street	95.8%	$588	$553	$464	$389		107,000
19	Vintage Faire Mall	99.1%	$578	$567	$512	$494		135,000
20	Fashion Outlets of Niagara Falls USA	94.5%	$571	$546	n/a	n/a		126,584

	Total Top 11-20:	96.1%	$611	$589	$550	$510	23.2%	1,510,025

	Group 3: Top 21-30
21	Chandler Fashion Center	96.7%	$564	$513	$476	$455		100,200
22	FlatIron Crossing	89.4%	$548	$480	$448	$403		173,561
23	Green Acres Mall(e)	n/a	$535	n/a	n/a	n/a		—
24	West Acres	97.1%	$535	$488	$461	$457		11,671
25	Oaks, The	94.4%	$505	$489	$458	$425		218,119
26	Stonewood Center	99.4%	$500	$454	$429	$405		55,541
27	Deptford Mall	99.3%	$497	$473	$482	$492		219,800
28	Valley River Center	95.6%	$496	$483	$421	$402		120,000
29	SanTan Village Regional Center	96.4%	$477	$426	$369	$319		117,222
30	South Plains Mall	90.2%	$469	$449	$415	$382		101,340

	Total Top 21-30:	94.8%	$514	$476	$443	$415	20.3%	1,117,454

	Group 4: Top 31-40
31	Victor Valley, Mall of	93.7%	$460	$428	$395	$402		90,000
32	Rimrock Mall	92.0%	$424	$410	$369	$346		—
33	Pacific View	96.9%	$419	$407	$376	$360		138,367
34	Lakewood Center	93.7%	$412	$398	$377	$389		127,500
35	Eastland Mall	99.5%	$401	$379	$369	$360		168,000
36	Green Tree Mall	91.2%	$400	$377	$364	$332		—
37	Inland Center	94.3%	$399	$374	$345	$370		25,000
38	La Cumbre Plaza	79.7%	$391	$375	$383	$364		—
39	Northgate Mall	95.9%	$387	$390	$408	n/a		64,000
40	Kitsap Mall(f)	92.4%	$383	$375	$383	$360		23,339

	Total 31-40:	93.9%	$408	$392	$375	$368	10.7%	636,206

	Total Top 40:	95.1%	$594	$558	$512	$482	77.9%	4,776,786

Count	Properties	Occupancy % 12/31/2012	12/31/2012 Sales PSF (a)	12/31/2011 Sales PSF (a)	12/31/2010 Sales PSF (a)	12/31/2009 Sales PSF (a)	% of Portfolio Forecast 2013 Pro Rata NOI (b)	In-Place Debt @ Pro Rata ($ in thousands) 12/31/2012

	Group 5: Top 41-50
41	South Towne Center	88.7%	$374	$366	$351	$352		85,247
42	Westside Pavilion	95.8%	$362	$386	$400	$410		154,608
43	Chesterfield Towne Center	91.9%	$361	$348	$326	$308		110,000
44	Northridge Mall	97.2%	$342	$340	$306	$302		—
45	Superstition Springs Center	92.3%	$334	$325	$304	$303		45,000
46	Ridgmar	84.6%	$332	$309	$282	$278		26,000
47	Capitola Mall	84.8%	$327	$303	$301	$303		—
48	Towne Mall	88.4%	$320	$309	$330	$318		23,369
49	Wilton Mall	95.7%	$313	$294	$283	$281		40,000
50	Salisbury, Centre at	96.3%	$311	$316	$303	$303		115,000

	Total Top 41-50:	92.0%	$341	$334	$319	$315	10.8%	599,224

	Group 6: 51-62
51	NorthPark Mall	89.0%	$310	$306	$298	$280		—
52	Cascade Mall(f)	92.8%	$299	$286	$279	$301		11,498
53	Flagstaff Mall	89.7%	$296	$289	$277	$285		37,000
54	Paradise Valley Mall	88.2%	$287	$289	$272	$267		81,000
55	Somersville Towne Center	84.7%	$287	$273	$251	$241		—
56	Valley Mall	94.0%	$266	$266	$265	$255		42,891
57	Desert Sky Mall	96.2%	$263	$273	$239	$246		—
58	Great Northern Mall	93.3%	$263	$268	$265	$275		36,395
59	SouthPark Mall	86.9%	$248	$227	$219	$216		—
60	Fiesta Mall	86.1%	$235	$230	$226	$232		84,000
61	Lake Square Mall	86.4%	$232	$207	$222	$217		—
62	Rotterdam Square	86.1%	$232	$231	$233	$233		—

	Group 6: 51-62	89.6%	$271	$265	$256	$254	6.5%	292,784

	Regional Shopping Centers(g)	93.8%	$517	$487	$446	$423	95.2%	5,668,794

	Community/Power Centers
63	Boulevard Shops	99.2%	$429	$422	$388	$373		10,327
64	Camelback Colonnade	97.7%	$351	$340	$319	$290		35,250
65	Flagstaff Mall, The Marketplace at	100.0%	n/a	n/a	n/a	n/a		—
66	Panorama Mall	92.8%	$349	$313	$308	$300		—
67	Promenade at Casa Grande	95.9%	$193	$197	$182	$179		37,801
68	Redmond Town Center(f)	89.2%	$361	$356	$349	$330		23,813
69	Estrella Falls, The Market at	95.5%	n/a	n/a	n/a	n/a		13,305

	Total Community/Power Centers:	94.9%	$335	$326	$312	$299	3.3%	120,496

	Development/Redevelopment Centers
70	Atlas Park, The Shops at	n/a	n/a	n/a	n/a	n/a		—
71	SouthRidge Mall	n/a	n/a	n/a	n/a	n/a		—

	Total Development/Redevelopment Centers:	n/a	n/a	n/a	n/a	n/a	0.2%	—

	Other Non-mall Assets						1.3%	7,190

	Unsecured Debt							824,027

	GRAND TOTAL	93.9%					100.0%	6,620,507

(a)
Sales are based on reports by retailers leasing mall and freestanding stores for the trailing 12 months for tenants which have occupied such stores for a minimum of 12 months. Sales per square foot are based on tenants 10,000 square feet and under.

(b)
The percent of portfolio Net Operating Income ("NOI") is based on the 2013 Forecast Pro Rata NOI which excludes the following items: straight-line rent, SFAS 141, termination fee income and bad debt expense. It also does not reflect REIT expenses and net Management Companies expense and the effect of any possible 2013 acquisitions or dispositions. See the Company's forward looking statements disclosure on page 1.

(c)
The Company acquired Kings Plaza in December 2012. On January 3, 2013, the Company exercised an option to borrow an additional $146 million on the loan.

(d)
On January 2, 2013, the joint venture replaced the existing loans with a new $135 million loan.

(e)
The Company acquired Green Acres on January 24, 2013 and this property is included for informational purposes above. In-place debt on the property is $325 million.

(f)
The aggregate debt on these three properties represents the "Pacific Premier Retail Trust" debt on the Outstanding Debt by Maturity Table on page 27.

(g)
Properties sold prior to December 31, 2012 are excluded in prior years above.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Occupancy(a)

Regional Shopping Centers: Period Ended	Consolidated Centers(b)(c)	Unconsolidated Joint Venture Centers(b)	Total Centers(c)
12/31/2012	93.5%	94.5%	93.8%
12/31/2011	92.8%	92.4%	92.7%
12/31/2010	93.8%	92.5%	93.1%

(a)
Occupancy is the percentage of Mall and Freestanding GLA leased as of the last day of the reporting period. Occupancy excludes Centers under development and redevelopment.

(b)
The SDG Acquisition Properties are included in Consolidated Centers at December 31, 2012 and December 31, 2011. These Centers are included in Unconsolidated Joint Venture Centers at December 31, 2010.

(c)
Occupancy of Valley View Center is excluded for all years above.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Average Base Rent Per Square Foot(a)

	Average Base Rent PSF(b)	Average Base Rent PSF on Leases Executed during the trailing twelve months ended(c)	Average Base Rent PSF on Leases Expiring(d)
Consolidated Centers
12/31/2012(e)(f)	$40.98	$44.01	$38.00
12/31/2011(e)(f)	$38.80	$38.35	$35.84
12/31/2010(f)	$37.93	$34.99	$37.02
Unconsolidated Joint Venture Centers
12/31/2012	$55.64	$55.72	$48.74
12/31/2011	$53.72	$50.00	$38.98
12/31/2010(e)	$46.16	$48.90	$38.39

(a)
Average base rent per square foot is based on spaces 10,000 square feet and under. Centers under development and redevelopment are excluded.

(b)
Average base rent per square foot gives effect to the terms of each lease in effect, as of the applicable date, including any concessions, abatements and other adjustments or allowances that have been granted to the tenants.

(c)
The average base rent per square foot on leases executed during the period represents the actual rent to be paid during the first twelve months.

(d)
The average base rent per square foot on leases expiring during the period represents the final year minimum rent on a cash basis.

(e)
The SDG Acquisition Properties are included in Consolidated Centers at December 31, 2012 and December 31, 2011. These Centers are included in Unconsolidated Joint Venture Centers at December 31, 2010.

(f)
The leases for Valley View Center are excluded for all periods above.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Cost of Occupancy

	For Years Ended December 31,
	2012(a)(b)	2011(a)	2010(a)(b)
Consolidated Centers
Minimum rents	8.1%	8.2%	8.6%
Percentage rents	0.4%	0.5%	0.4%
Expense recoveries(c)	4.2%	4.1%	4.4%

Total	12.7%	12.8%	13.4%

	For Years Ended December 31,
	2012(a)(b)	2011(a)	2010(a)(b)
Unconsolidated Joint Venture Centers
Minimum rents	8.9%	9.1%	9.1%
Percentage rents	0.4%	0.4%	0.4%
Expense recoveries(c)	3.9%	3.9%	4.0%

Total	13.2%	13.4%	13.5%

(a)
The SDG Acquisition Properties are included as Consolidated Centers for the years ended December 31, 2012 and December 31, 2011. These Centers are included with Unconsolidated Joint Venture Centers for the year ended December 31, 2010.

(b)
The cost of occupancy excludes Valley View Center in all periods above.

(c)
Represents real estate tax and common area maintenance charges.

 The Macerich Company

Percentage of Net Operating Income by State

State	% of Portfolio Forecast 2013 Pro Rata NOI(a)
California	27.2%
Arizona	17.3%
New York	14.7%
New Jersey & Connecticut	8.6%
Illinois, Indiana & Iowa	7.4%
Virginia	6.8%
Colorado	5.0%
Oregon	3.5%
Texas	2.5%
Washington	2.1%
Other(b)	4.9%

Total	100.0%

(a)
The percent of portfolio NOI is based on the 2013 Forecast Pro Rata NOI which excludes the following items: straight-line rent, SFAS 141, termination fee income and bad debt expense. It also does not reflect REIT expenses and net Management Companies' expense and the effect of any possible 2013 acquisitions or dispositions. See the Company's forward looking statements disclosure on page 1.

(b)
Other includes Florida, Kentucky, Maryland, Montana, New Mexico, North Dakota and Utah.

The Macerich Company

Property Listing

December 31, 2012

The following table sets forth certain information regarding the Centers and other locations that are wholly owned or partly owned by the Company.

Company's Ownership(1)	Name of Center/Location	Year of Original Construction/ Acquisition	Year of Most Recent Expansion/ Renovation	Total GLA(2)
CONSOLIDATED CENTERS:
100%	Arrowhead Towne Center(3) Glendale, Arizona	1993/2002	2004	1,196,000
100%	Capitola Mall(4) Capitola, California	1977/1995	1988	586,000
50.1%	Chandler Fashion Center Chandler, Arizona	2001/2002	—	1,323,000
100%	Chesterfield Towne Center Richmond, Virginia	1975/1994	2000	1,016,000
100%	Danbury Fair Mall Danbury, Connecticut	1986/2005	2010	1,289,000
100%	Deptford Mall Deptford, New Jersey	1975/2006	1990	1,040,000
100%	Desert Sky Mall Phoenix, Arizona	1981/2002	2007	890,000
100%	Eastland Mall(4) Evansville, Indiana	1978/1998	1996	1,042,000
100%	Fashion Outlets of Niagara Falls USA Niagara Falls, New York	1982/2011	2009	530,000
100%	Fiesta Mall Mesa, Arizona	1979/2004	2009	933,000
100%	Flagstaff Mall Flagstaff, Arizona	1979/2002	2007	347,000
100%	FlatIron Crossing(5) Broomfield, Colorado	2000/2002	2009	1,443,000
50.1%	Freehold Raceway Mall Freehold, New Jersey	1990/2005	2007	1,675,000
100%	Fresno Fashion Fair Fresno, California	1970/1996	2006	962,000
100%	Great Northern Mall Clay, New York	1988/2005	—	894,000
100%	Green Tree Mall Clarksville, Indiana	1968/1975	2005	793,000
100%	Kings Plaza Brooklyn, New York	1971/2012	2002	1,198,000
100%	La Cumbre Plaza(4) Santa Barbara, California	1967/2004	1989	494,000
100%	Lake Square Mall Leesburg, Florida	1980/1998	1995	559,000
100%	Northgate Mall San Rafael, California	1964/1986	2010	721,000
100%	NorthPark Mall Davenport, Iowa	1973/1998	2001	1,071,000
100%	Northridge Mall Salinas, California	1972/2003	1994	890,000
100%	Oaks, The Thousand Oaks, California	1978/2002	2009	1,136,000

The Macerich Company

Property Listing

December 31, 2012

Company's Ownership(1)	Name of Center/Location	Year of Original Construction/ Acquisition	Year of Most Recent Expansion/ Renovation	Total GLA(2)
100%	Pacific View Ventura, California	1965/1996	2001	1,017,000
100%	Paradise Valley Mall Phoenix, Arizona	1979/2002	2009	1,146,000
100%	Rimrock Mall Billings, Montana	1978/1996	1999	603,000
100%	Rotterdam Square Schenectady, New York	1980/2005	1990	585,000
100%	Salisbury, Centre at Salisbury, Maryland	1990/1995	2005	862,000
100%	Santa Monica Place Santa Monica, California	1980/1999	2010	471,000
84.9%	SanTan Village Regional Center Gilbert, Arizona	2007/—	2009	991,000
100%	Somersville Towne Center Antioch, California	1966/1986	2004	349,000
100%	SouthPark Mall Moline, Illinois	1974/1998	1990	1,010,000
100%	South Plains Mall Lubbock, Texas	1972/1998	1995	1,131,000
100%	South Towne Center Sandy, Utah	1987/1997	1997	1,276,000
100%	Towne Mall Elizabethtown, Kentucky	1985/2005	1989	352,000
100%	Tucson La Encantada Tucson, Arizona	2002/2002	2005	242,000
100%	Twenty Ninth Street(4) Boulder, Colorado	1963/1979	2007	841,000
100%	Valley Mall Harrisonburg, Virginia	1978/1998	1992	504,000
100%	Valley River Center Eugene, Oregon	1969/2006	2007	899,000
100%	Victor Valley, Mall of Victorville, California	1986/2004	2012	544,000
100%	Vintage Faire Mall Modesto, California	1977/1996	2008	1,127,000
100%	Westside Pavilion Los Angeles, California	1985/1998	2007	754,000
100%	Wilton Mall Saratoga Springs, New York	1990/2005	1998	736,000

	Total Consolidated Centers			37,468,000

UNCONSOLIDATED JOINT VENTURE CENTERS (VARIOUS PARTNERS):
50%	Biltmore Fashion Park Phoenix, Arizona	1963/2003	2006	529,000
50%	Broadway Plaza(4) Walnut Creek, California	1951/1985	1994	775,000
51%	Cascade Mall Burlington, Washington	1989/1999	1998	595,000
50.1%	Corte Madera, Village at Corte Madera, California	1985/1998	2005	440,000

The Macerich Company

Property Listing

December 31, 2012

Company's Ownership(1)	Name of Center/Location	Year of Original Construction/ Acquisition	Year of Most Recent Expansion/ Renovation	Total GLA(2)
50%	Inland Center(4) San Bernardino, California	1966/2004	2004	933,000
50%	Kierland Commons Scottsdale, Arizona	1999/2005	2003	433,000
51%	Kitsap Mall Silverdale, Washington	1985/1999	1997	846,000
51%	Lakewood Center Lakewood, California	1953/1975	2008	2,079,000
51%	Los Cerritos Center Cerritos, California	1971/1999	2010	1,305,000
50%	North Bridge, The Shops at(4) Chicago, Illinois	1998/2008	—	682,000
51%	Queens Center(4) Queens, New York	1973/1995	2004	967,000
50%	Ridgmar Fort Worth, Texas	1976/2005	2000	1,273,000
50%	Scottsdale Fashion Square Scottsdale, Arizona	1961/2002	2009	1,807,000
51%	Stonewood Center(4) Downey, California	1953/1997	1991	928,000
66.7%	Superstition Springs Center(4) Mesa, Arizona	1990/2002	2002	1,207,000
50%	Tysons Corner Center(4) McLean, Virginia	1968/2005	2005	1,991,000
51%	Washington Square Portland, Oregon	1974/1999	2005	1,454,000
19%	West Acres Fargo, North Dakota	1972/1986	2001	977,000

	Total Unconsolidated Joint Venture Centers (Various Partners)			19,221,000

	Total Regional Shopping Centers			56,689,000

COMMUNITY / POWER CENTERS:
50%	Boulevard Shops(7) Chandler, Arizona	2001/2002	2004	185,000
73.2%	Camelback Colonnade(7) Phoenix, Arizona	1961/2002	1994	621,000
39.7%	Estrella Falls, The Market at(7) Goodyear, Arizona	2009/—	2009	238,000
100%	Flagstaff Mall, The Marketplace at(4)(6) Flagstaff, Arizona	2007/—	—	268,000
100%	Panorama Mall(6) Panorama, California	1955/1979	2005	313,000
51.3%	Promenade at Casa Grande(6) Casa Grande, Arizona	2007/—	2009	934,000
51%	Redmond Town Center(4)(7) Redmond, Washington	1997/1999	2004	695,000

	Total Community / Power Centers			3,254,000

	Total before Centers under redevelopment and other assets			59,943,000

The Macerich Company

Property Listing

December 31, 2012

Company's Ownership(1)	Name of Center/Location	Year of Original Construction/ Acquisition	Year of Most Recent Expansion/ Renovation	Total GLA(2)
COMMUNITY / POWER CENTERS UNDER REDEVELOPMENT:
50%	Atlas Park, The Shops at(7) Queens, New York	2006/2011	—	377,000
100%	SouthRidge Mall(6) Des Moines, Iowa	1975/1998	1998	804,000

	Total Centers under Redevelopment			1,181,000

OTHER ASSETS:
100%	Various(6)(8)			1,078,000
100%	500 North Michigan Avenue(6) Chicago, Illinois			327,000
100%	Paradise Village Ground Leases(6) Phoenix, Arizona			58,000
100%	Paradise Village Office Park II(6) Phoenix, Arizona			46,000
51%	Redmond Town Center-Office(7) Redmond, Washington			582,000
50%	Scottsdale Fashion Square-Office(7) Scottsdale, Arizona			123,000
50%	Tysons Corner Center-Office(4)(7) McLean, Virginia			163,000
30%	Wilshire Boulevard(7) Santa Monica, California			40,000

	Total Other Assets			2,417,000

	Grand Total at December 31, 2012			63,541,000

2013 ACQUISITION CENTER:
100%	Green Acres Mall(9)(4) Valley Stream, New York			1,800,000

	Grand Total			65,341,000

(1)
The Company's ownership interest in this table reflects its legal ownership interest. See Footnote (1) on page 23 regarding the legal versus economic ownership of joint venture entities.

(2)
Includes GLA attributable to Anchors (whether owned or non-owned) and Mall and Freestanding Stores as of December 31, 2012.

(3)
On October 26, 2012, the Company acquired the remaining 33.3% ownership interest in Arrowhead Towne Center resulting in 100% ownership.

(4)
Portions of the land on which the Center is situated are subject to one or more long-term ground leases. With respect to 57 Centers, the underlying land controlled by the Company is owned in fee entirely by the Company, or, in the case of jointly-owned Centers, by the joint venture property partnership or limited liability company.

(5)
On October 3, 2012, the Company acquired the remaining 75% interest in FlatIron Crossing resulting in 100% ownership.

(6)
Included in Consolidated Centers.

(7)
Included in Unconsolidated Joint Venture Centers.

(8)
The Company owns a portfolio of 14 stores located at shopping centers not owned by the Company. Of these 14 stores, four have been leased to Forever 21, one has been leased to Kohl's, one has been leased to

The Macerich Company

Property Listing

December 31, 2012

  Burlington Coat Factory, one has been leased to Cabela's, three have been leased for non-Anchor usage and the remaining four locations are vacant. The Company is currently seeking replacement tenants for these vacant sites. With respect to nine of the 14 stores, the underlying land is owned in fee entirely by the Company. With respect to the remaining five stores, the underlying land is owned by third parties and leased to the Company pursuant to long-term building or ground leases.

(9)
On January 24, 2013, the Company acquired Green Acres Mall, a 1.8 million square foot super regional mall. Including Green Acres Mall, the Company owned or had an ownership interest in 62 regional shopping centers and nine community/power centers aggregating approximately 65 million square feet of GLA.

 JOINT VENTURE LIST

        The following table sets forth certain information regarding the Centers and other operating properties that are not wholly-owned by the Company. Fashion Outlets of Chicago has been included in the table since it is anticipated to begin operations in 2013. This list of properties includes unconsolidated joint ventures, consolidated joint ventures, and co-venture arrangements. The percentages shown are the effective legal ownership and economic ownership interests of the Company as of December 31, 2012.

PROPERTIES	12/31/2012 Legal Ownership(1)	12/31/2012 Economic Ownership(2)	JOINT VENTURE	12/31/2012 Total GLA(3)
ATLAS PARK, THE SHOPS AT	50%	50%	WMAP, L.L.C.	377,000
BILTMORE FASHION PARK	50%	50%	Biltmore Shopping Center Partners LLC	529,000
BOULEVARD SHOPS	50%	50%	Propcor II Associates, LLC	185,000
BROADWAY PLAZA	50%	50%	Macerich Northwestern Associates	775,000
CAMELBACK COLONNADE	73.2%	73.2%	Camelback Colonnade Associates LP	621,000
CASCADE MALL	51%	51%	Pacific Premier Retail LP	595,000
CHANDLER FASHION CENTER(4)	50.1%	50.1%	Freehold Chandler Holdings LP	1,323,000
CORTE MADERA, VILLAGE AT	50.1%	50.1%	Corte Madera Village, LLC	440,000
ESTRELLA FALLS, THE MARKET AT(5)	39.7%	39.7%	The Market at Estrella Falls LLC	238,000
FASHION OUTLETS OF CHICAGO(6)	60%	60%	Fashion Outlets of Chicago LLC
FREEHOLD RACEWAY MALL(4)	50.1%	50.1%	Freehold Chandler Holdings LP	1,675,000
INLAND CENTER	50%	50%	WM Inland LP	933,000
KIERLAND COMMONS	50%	50%	Kierland Commons Investment LLC	433,000
KITSAP MALL	51%	51%	Pacific Premier Retail LP	846,000
LAKEWOOD CENTER	51%	51%	Pacific Premier Retail LP	2,079,000
LOS CERRITOS CENTER	51%	51%	Pacific Premier Retail LP	1,305,000
NORTH BRIDGE, THE SHOPS AT	50%	50%	North Bridge Chicago LLC	682,000
PROMENADE AT CASA GRANDE(5)	51.3%	51.3%	WP Casa Grande Retail LLC	934,000
QUEENS CENTER	51%	51%	Queens JV LP	967,000
REDMOND TOWN CENTER	51%	51%	Pacific Premier Retail LP	695,000
REDMOND TOWN CENTER-OFFICE	51%	51%	Pacific Premier Retail LP	582,000
RIDGMAR	50%	50%	WM Ridgmar, L.P.	1,273,000
SANTAN VILLAGE REGIONAL CENTER(7)	84.9%	84.9%	Westcor SanTan Village LLC	991,000
SCOTTSDALE FASHION SQUARE	50%	50%	Scottsdale Fashion Square Partnership	1,807,000
SCOTTSDALE FASHION SQUARE-OFFICE	50%	50%	Scottsdale Fashion Square Partnership	123,000
STONEWOOD CENTER	51%	51%	Pacific Premier Retail LP	928,000
SUPERSTITION SPRINGS CENTER	66.7%	66.7%	East Mesa Mall, L.L.C.	1,207,000
TYSONS CORNER CENTER	50%	50%	Tysons Corner LLC	1,991,000
TYSONS CORNER CENTER-OFFICE	50%	50%	Tysons Corner Property LLC	163,000
WASHINGTON SQUARE	51%	51%	Pacific Premier Retail LP	1,454,000
WEST ACRES	19%	19%	West Acres Development, LLP	977,000
WILSHIRE BOULEVARD	30%	30%	Wilshire Building—Tenants in Common	40,000

(1)
This column reflects the Company's legal ownership in the listed properties as of December 31, 2012.

Legal ownership may, at times, not equal the Company's economic interest in the listed properties because of various provisions in certain joint venture agreements regarding distributions of cash flow based on capital account balances, allocations of profits and losses and payments of preferred returns. As a result, the Company's actual economic interest (as distinct from its legal ownership interest) in certain of the properties could fluctuate from time to time and may not wholly align with its legal ownership interests. Substantially all of the Company's joint venture agreements contain rights of first refusal, buy-sell provisions, exit rights, default dilution remedies and/or other break up provisions or remedies which are customary in real estate joint venture agreements and which may, positively or negatively, affect the ultimate realization of cash flow and/or capital or liquidation proceeds.

(2)
Economic ownership represents the allocation of cash flow to the Company as of December 31, 2012, except as noted below. In cases where the Company receives a current cash distribution greater than its legal ownership percentage due to a capital account greater than its legal ownership percentage, only the legal ownership percentage is shown in this column. The Company's economic ownership of these properties may fluctuate based on a number of factors, including mortgage refinancings, partnership capital contributions and distributions, and proceeds and gains or losses from asset sales, and the matters set forth in the preceding paragraph.

(3)
Includes GLA attributable to Anchors (whether owned or non-owned) and Mall and Freestanding Stores as of December 31, 2012.

(4)
The joint venture entity was formed in September 2009. Upon liquidation of the partnership, distributions are made in the following order: to the third-party partner until it receives a 13% internal rate of return on its aggregate unreturned capital contributions; to the Company until it receives a 13% internal rate of return on its aggregate unreturned capital contributions; and, thereafter, 35% to the third-party partner and 65% to the Company.

(5)
Columns 1 and 2 reflect the Company's indirect ownership interest in the property owner. The Company and a third-party partner are each members of a joint venture (the "MW Joint Venture") which, in turn, is a member in the joint venture that owns the property. Cash flow distributions for the MW Joint Venture are made in accordance with the members' relative capital accounts until the members have received distributions equal to their capital accounts, and thereafter in accordance with the members' relative legal ownership percentages. In addition, the Company has executed a joint and several guaranty of the mortgage for the property with its third-party partner. The Company may incur liabilities under such guaranty greater than its legal ownership percentage.

(6)
Fashion Outlets of Chicago is currently under construction and anticipated to open in August 2013. After the third anniversary of substantial completion of the development, the Company in its sole discretion may elect to purchase the interest of the other member based on a net operating income formula using a 6.5% capitalization rate, less any unpaid debt on the property. In addition, the Company has executed a guaranty of the mortgage for the property. The Company may incur liabilities under such guaranty greater than its legal ownership percentage.

(7)
Cash flow is distributed to the members pro rata based on the members' relative capital accounts until such accounts are returned in full, and then by legal ownership percentages. In addition, the Company has executed a guaranty of the mortgage for the property. The Company may incur liabilities under such guaranty greater than its legal ownership percentage.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Debt Summary (at Company's pro rata share)

	As of December 31, 2012
	Fixed Rate	Floating Rate	Total
	dollars in thousands
Consolidated debt	$3,507,401	$1,477,522	$4,984,923
Unconsolidated debt	1,457,302	178,282	1,635,584

Total debt	$4,964,703	$1,655,804	$6,620,507
Weighted average interest rate	4.69%	3.08%	4.29%

 The Macerich Company

Supplemental Financial and Operating Information (Unaudited)

Outstanding Debt by Maturity Date

	As of December 31, 2012
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate(a)	Fixed	Floating	Total Debt Balance(a)
I. Consolidated Assets:
Greeley—Defeasance	09/01/13	6.34%	$24,027	$—	$24,027
Great Northern Mall	12/01/13	5.19%	36,395	—	36,395
FlatIron Crossing	12/01/13	1.96%	173,561	—	173,561
Fiesta Mall	01/01/15	4.98%	84,000	—	84,000
South Plains Mall	04/11/15	6.57%	101,340	—	101,340
Fresno Fashion Fair	08/01/15	6.76%	161,203	—	161,203
Flagstaff Mall	11/01/15	5.03%	37,000	—	37,000
South Towne Center	11/05/15	6.39%	85,247	—	85,247
Valley River Center	02/01/16	5.59%	120,000	—	120,000
Salisbury, Center at	05/01/16	5.83%	115,000	—	115,000
Eastland Mall	06/01/16	5.79%	168,000	—	168,000
Valley Mall	06/01/16	5.85%	42,891	—	42,891
Deptford Mall	06/01/16	6.46%	14,800	—	14,800
Freehold Raceway Mall(b)	01/01/18	4.20%	116,683	—	116,683
Santa Monica Place	01/03/18	2.99%	240,000	—	240,000
Arrowhead Towne Center	10/05/18	2.76%	243,176	—	243,176
Chandler Fashion Center(b)	07/01/19	3.77%	100,200	—	100,200
Kings Plaza(c)	12/03/19	3.67%	354,000	—	354,000
Danbury Fair Mall	10/01/20	5.53%	239,646	—	239,646
Fashion Outlets of Niagara Falls USA	10/06/20	4.89%	126,584	—	126,584
Tucson La Encantada	03/01/22	4.23%	74,185	—	74,185
Pacific View	04/01/22	4.08%	138,367	—	138,367
Oaks, The	06/05/22	4.14%	218,119	—	218,119
Chesterfield Towne Center	10/01/22	4.80%	110,000	—	110,000
Westside Pavilion	10/01/22	4.49%	154,608	—	154,608
Towne Mall	11/01/22	4.48%	23,369	—	23,369
Deptford Mall	04/03/23	3.76%	205,000	—	205,000

Total Fixed Rate Debt for Consolidated Assets		4.46%	$3,507,401	$—	$3,507,401

SanTan Village Regional Center(d)	06/13/13	2.61%	$—	$117,222	$117,222
Wilton Mall	08/01/13	1.22%	—	40,000	40,000
Promenade at Casa Grande(e)	12/30/13	5.21%	—	37,801	37,801
Paradise Valley Mall(f)	08/31/14	6.30%	—	81,000	81,000
Victor Valley, Mall of	11/06/14	2.12%	—	90,000	90,000
Vintage Faire Mall	04/27/15	3.51%	—	135,000	135,000
Twenty Ninth Street	01/18/16	3.04%	—	107,000	107,000
The Macerich Partnership L.P.—Line of Credit(f)	05/02/16	2.75%	—	675,000	675,000
Northgate Mall(f)	03/01/17	3.09%	—	64,000	64,000
Fashion Outlets of Chicago(f)(g)	03/05/17	3.00%	—	5,499	5,499
The Macerich Partnership L.P.—Term Loan	12/08/18	2.56%	—	125,000	125,000

Total Floating Rate Debt for Consolidated Assets		3.01%	$—	$1,477,522	$1,477,522

Total Debt for Consolidated Assets		4.03%	$3,507,401	$1,477,522	$4,984,923

The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
Outstanding Debt by Maturity Date

	As of December 31, 2012
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate(a)	Fixed	Floating	Total Debt Balance(a)
II. Unconsolidated Assets (At Company's pro rata share):
Kierland Commons (50%)(h)	01/02/13	5.74%	$35,072	$—	$35,072
Scottsdale Fashion Square (50%)	07/08/13	5.66%	275,000	—	275,000
Tysons Corner Center (50%)	02/17/14	4.78%	151,453	—	151,453
Biltmore Fashion Park (50%)	10/01/14	8.25%	29,259	—	29,259
Lakewood Center (51%)	06/01/15	5.43%	127,500	—	127,500
Broadway Plaza (50%)	08/15/15	6.12%	70,661	—	70,661
Camelback Colonnade (73.2%)	10/12/15	4.82%	35,250	—	35,250
Washington Square (51%)	01/01/16	6.04%	120,794	—	120,794
North Bridge, The Shops at (50%)	06/15/16	7.52%	98,860	—	98,860
West Acres (19%)	10/01/16	6.41%	11,671	—	11,671
Corte Madera, Village at (50.1%)	11/01/16	7.27%	38,776	—	38,776
Stonewood Center (51%)	11/01/17	4.67%	55,541	—	55,541
Los Cerritos Center (51%)	07/01/18	4.50%	99,774	—	99,774
Queens Center (51%)	01/01/25	3.65%	306,000	—	306,000
Wilshire Boulevard (30%)	01/01/33	6.35%	1,691	—	1,691

Total Fixed Rate Debt for Unconsolidated Assets		5.27%	$1,457,302	$—	$1,457,302

Pacific Premier Retail Trust (51%)	11/03/13	4.98%	$—	$58,650	$58,650
Boulevard Shops (50%)	12/16/13	3.26%	—	10,327	10,327
Estrella Falls, The Market at (39.7%)	06/01/15	3.17%	—	13,305	13,305
Inland Center (50%)	04/01/16	3.46%	—	25,000	25,000
Superstition Springs Center (66.7%)	10/28/16	2.82%	—	45,000	45,000
Ridgmar (50%)	04/11/17	2.96%	—	26,000	26,000

Total Floating Rate Debt for Unconsolidated Assets		3.69%	$—	$178,282	$178,282

Total Debt for Unconsolidated Assets		5.10%	$1,457,302	$178,282	$1,635,584

Total Debt		4.29%	$4,964,703	$1,655,804	$6,620,507

Percentage to Total			74.99%	25.01%	100.00%

(a)
The debt balances include the unamortized debt premiums/discounts. Debt premiums/discounts represent the excess of the fair value of debt over the principal value of debt assumed in various acquisitions and are amortized into interest expense over the remaining term of the related debt in a manner that approximates the effective interest method. The annual interest rate in the above table represents the effective interest rate, including the debt premiums/discounts and loan financing costs.

(b)
This property is owned by a consolidated joint venture. The above debt balance represents the Company's pro rata share of 50.1%.

(c)
On January 3, 2013, the Company exercised an option to borrow an additional $146 million on the loan.

(d)
This property is owned by a consolidated joint venture. The above debt balance represents the Company's pro rata share of 84.9%.

(e)
This property is owned by a consolidated joint venture. The above debt balance represents the Company's pro rata share of 51.3%.

(f)
The maturity date assumes that all such extension options are fully exercised and that the Company and/or its affiliates do not opt to refinance the debt prior to these dates.

(g)
This property is owned by a consolidated joint venture. The above debt balance represents the Company's pro rata share of 60.0%. This loan is guaranteed by the Company and its partner.

(h)
On January 2, 2013, the joint venture replaced the existing loan with a new $135 million loan that bears interest at LIBOR plus 1.90% and matures on January 2, 2018, including two one-year extension options.

 The Macerich Company

Corporate Information

Stock Exchange Listing

New York Stock Exchange
Symbol: MAC

        The following table shows high and low sales prices per share of common stock during each quarter in 2012 and 2011 and dividends per share of common stock declared and paid by quarter:

	Market Quotation per Share		Dividends
Quarter Ended:	High	Low	Declared and Paid
March 31, 2012	$58.08	$49.67	$0.55
June 30, 2012	$62.83	$54.37	$0.55
September 30, 2012	$61.80	$56.02	$0.55
December 31, 2012	$60.03	$54.32	$0.58
March 31, 2011	$50.80	$45.69	$0.50
June 30, 2011	$54.65	$47.32	$0.50
September 30, 2011	$56.50	$41.96	$0.50
December 31, 2011	$51.30	$38.64	$0.55

Dividend Reinvestment Plan

        Stockholders may automatically reinvest their dividends in additional common stock of the Company through the Direct Investment Program, which also provides for purchase by voluntary cash contributions. For additional information, please contact Computershare Trust Company, N.A. at 877-373-6374.

Corporate Headquarters The Macerich Company 401 Wilshire Boulevard, Suite 700 Santa Monica, California 90401 310-394-6000 www.macerich.com	Transfer Agent Computershare Trust Company, N.A. P.O. Box 43078 Providence, Rhode Island 02940-3078 877-373-6374 www.computershare.com

Macerich Website

        For an electronic version of our annual report, our SEC Filings and documents relating to Corporate Governance, please visit www.macerich.com.

Investor Relations

Jean Wood
Vice President, Investor Relations
Phone: 310-899-6366
jean.wood@macerich.com

QuickLinks

  Exhibit 99.2
The Macerich Company Supplemental Financial and Operating Information Table of Contents
The Macerich Company Supplemental Financial and Operating Information Overview
The Macerich Company Supplemental Financial and Operating Information (unaudited) Capital Information and Market Capitalization
The Macerich Company Supplemental Financial and Operating Information (unaudited) Changes in Total Common and Equivalent Shares/Units
The Macerich Company Unaudited Pro Rata Statement of Operations (Dollars in thousands)
The Macerich Company Unaudited Pro Rata Statement of Operations (Dollars in thousands)
Notes to Unaudited Pro Rata Statements of Operations
The Macerich Company Unaudited Pro Rata Balance Sheet (Dollars in thousands)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Supplemental FFO Information(a)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Capital Expenditures
The Macerich Company Supplemental Financial and Operating Information (unaudited) Sales Per Square Foot(a)
The Macerich Company Sales per square foot by Property Ranking (Unaudited)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Occupancy(a)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Average Base Rent Per Square Foot(a)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Cost of Occupancy
The Macerich Company Percentage of Net Operating Income by State
The Macerich Company Property Listing December 31, 2012
JOINT VENTURE LIST
The Macerich Company Supplemental Financial and Operating Information (unaudited) Debt Summary (at Company's pro rata share)
The Macerich Company Supplemental Financial and Operating Information (Unaudited) Outstanding Debt by Maturity Date
The Macerich Company Corporate Information